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                            SUPPLEMENT TO PROSPECTUS

            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

                                DATED MAY 1, 2002

FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased after March 24, 2003: (a) purchase payments may not be allocated to the 1, 3, 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Principal Program sm will not be available for these contracts.

                         SUPPLEMENT DATED MARCH 24, 2003

NYVenture 03/2003